EXHIBIT 10.15

INTERCREDITOR AGREEMENT

by and between

CITIBANK, N.A.,

as Revolving Credit Agent,

and

CITIBANK, N.A.,

as Term Loan Agent

Dated as of July 24, 2007

TABLE OF CONTENTS

		Page
	ARTICLE 1.

	DEFINITIONS

Section 1.1.	UCC Definitions	2
Section 1.2.	Other Definitions	2
Section 1.3.	Rules of Construction	14

	ARTICLE 2.

	LIEN PRIORITY

Section 2.1.	Pari Passu Liens	14
Section 2.2.	Waiver of Right to Contest Liens	15
Section 2.3.	[Reserved]	16
Section 2.4.	Exercise of Rights	16
Section 2.5.	No New Liens	17
Section 2.6.	Restricted Assets	17

	ARTICLE 3.

	ACTIONS OF THE PARTIES

Section 3.1.	Certain Actions Permitted	18
Section 3.2.	Agent for Perfection	18
Section 3.3.	Sharing of Information and Access	19
Section 3.4.	Insurance	19
Section 3.5.	No Additional Rights for the Credit Parties Hereunder	19

	ARTICLE 4.

	APPLICATION OF PROCEEDS

Section 4.1.	Application of Proceeds	19
Section 4.2.	Specific Performance	20

	ARTICLE 5.

	INTERCREDITOR ACKNOWLEDGMENTS AND WAIVERS

Section 5.1.	[Reserved]	20
Section 5.2.	Modifications to Secured Debt Documents	20
Section 5.3.	Reinstatement and Continuation of Agreement	21

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INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of July 24, 2007 between CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Revolving Credit Agent”) for the financial institutions party from time to time to the Revolving Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “Revolving Credit Lenders” and, together with affiliates thereof or other Persons in their capacity as Revolving Credit Bank Products Affiliates or Revolving Credit Hedging Parties (in each case, as hereinafter defined), the “Revolving Creditors”), and CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Loan Agent”) for the financial institutions party from time to time to the Term Loan Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “Term Loan Lenders” and, together with affiliates thereof or other Persons in their capacity as Term Loan Bank Products Affiliates or Term Loan Hedging Parties (in each case, as herein defined), the “Term Loan Creditors”).  Capitalized terms used herein without other definition are used as defined in Article 1 hereof.

RECITALS

A.            Pursuant to that certain Credit Agreement dated as of the date hereof by and among The ServiceMaster Company, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), TruGreen Limited Partnership, a Delaware limited partnership (“TruGreen”), The Terminix International Company Limited Partnership, a Delaware limited partnership (together with the Parent Borrower, TruGreen and its and their respective successors and assigns, the “U.S. Borrowers”), the Revolving Credit Foreign Borrowers party thereto from time to time as borrowers the Revolving Credit Lenders and the Revolving Credit Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “Revolving Credit Agreement”), the Revolving Credit Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the Revolving Credit Borrowers.

B.            Pursuant to certain guaranty agreements and security agreements dated as of the date hereof (together, the “Revolving Credit Guaranties”) by the Revolving Credit Guarantors in favor of the Revolving Credit Agent, the Revolving Credit Guarantors have agreed to guarantee the payment and performance of certain obligations of one or more of the Revolving Credit Borrowers under the Revolving Credit Documents, as more particularly provided therein.

C.            As a condition to the effectiveness of the Revolving Credit Agreement and to secure the obligations of the Revolving Credit Borrowers and the Revolving Credit Guarantors (the Revolving Credit Borrowers, the Revolving Credit Guarantors and each other Subsidiary of the Parent Borrower that is now or hereafter becomes a party to any Revolving Credit Document, together, the “Revolving Credit Parties”) under and in connection with the Revolving Credit Documents, the Revolving Credit Parties have granted to the Revolving Credit Agent (for the benefit of the Revolving Creditors) Liens on the Collateral, as more particularly provided therein.

D.            Pursuant to that certain Credit Agreement dated as of the date hereof by and among CDRSVM Acquisition Co., Inc. (the rights and obligations of which are to be assumed by the Parent Borrower) (in its capacity as borrower under Term Loan Credit Agreement, the “Term Loan Borrower”), the Term Loan Lenders and the Term Loan Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the

“Term Loan Credit Agreement”), the Term Loan Creditors have agreed to make certain loans and other financial accommodations to or for the benefit of the Term Loan Borrower.

E.             Pursuant to certain guaranty agreements and security agreements dated as of the date hereof (together, the “Term Loan Guaranties”) by the Term Loan Guarantors in favor of the Term Loan Agent, the Term Loan Guarantors have agreed to guarantee the payment and performance of the Term Loan Borrower’s obligations under the Term Loan Documents, as more particularly provided therein.

F.             As a condition to the effectiveness of the Term Loan Credit Agreement and to secure the obligations of the Term Loan Borrower and the Term Loan Guarantors (the Term Loan Borrower, the Term Loan Guarantors and each other Subsidiary of the Term Loan Borrower that is now or hereafter becomes a party to any Term Loan Document, together, the “Term Loan Credit Parties”) under and in connection with the Term Loan Documents, the Term Loan Credit Parties have granted to the Term Loan Agent (for the benefit of the Term Loan Creditors) Liens on the Collateral, as more particularly provided therein.

G.            Pursuant to this Agreement, the Parent Borrower may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Indebtedness” by executing and delivering an Additional Indebtedness Designation and by complying with the procedures set forth in Section 7.11, and the holders of such Additional Indebtedness and any other applicable Additional Creditors shall thereafter constitute Secured Creditors and any Additional Agent therefor shall thereafter constitute a Secured Party Agent for all purposes under this Agreement.

H.            Each of the Revolving Credit Agent (on behalf of the Revolving Credit Creditors) and the Term Loan Agent (on behalf of the Term Loan Creditors) and, by their acknowledgment hereof, the Revolving Credit Parties and the Term Loan Credit Parties desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1.    UCC Definitions.  The following terms which are defined in the Uniform Commercial Code are used herein as so defined:  Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Securities Accounts, Security, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Section 1.2.    Other Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Additional Agent” shall mean any one or more agents, trustees or other representatives for or of any one or more Additional Credit Facility Creditors, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Credit Facility.

“Additional Bank Products Affiliate” shall mean any Additional Credit Facility Creditor or any Affiliate of any Additional Credit Facility Creditor that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Additional Collateral Documents.

“Additional Borrower” shall mean any Additional Credit Party that incurs or issues Additional Indebtedness.

“Additional Collateral Documents” shall mean all “Security Documents” as defined in any Additional Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Credit Facility, in each case as the same may be amended, modified or supplemented from time to time.

“Additional Credit Facilities” shall mean any one or more agreements, instruments and documents under which any Additional Indebtedness is or may be incurred, including without limitation any credit agreements, loan agreements, indentures or other financing agreements, in each case as the same may be amended, modified or supplemented from time to time, together with any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Obligations, whether by the same or any other lender, debtholder or group of lenders or debtholders, or the same or any other agent, trustee or representative therefor, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Additional Credit Facility Creditors” shall mean one or more holders of Additional Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Credit Facilities.

“Additional Credit Party” shall mean the Parent Borrower and each Subsidiary of the Parent Borrower that is or becomes a party to any Additional Document.

“Additional Creditors” shall mean one or more Additional Credit Facility Creditors and shall include all Additional Bank Product Affiliates and Additional Hedging Parties and all successors, assigns, transferees and replacements thereof, as well as any Person designated as an “Additional Creditor” under any Additional Credit Facility; and with respect to any Additional Agent, shall mean the Additional Creditors represented by such Additional Agent.

“Additional Documents” shall mean any Additional Credit Facilities, any Additional Guaranties, any Additional Collateral Documents, any Bank Product Agreements between any Credit Party and any Additional Bank Products Affiliate, any Hedging Agreements between any Credit Party and any Additional Hedging Party, those other ancillary agreements as to which any Additional Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Credit Party or any of its respective Subsidiaries or Affiliates and delivered to any Additional Agent in connection with any of the foregoing or any Additional Credit Facility, in each case as the same may be amended, modified or supplemented from time to time.

“Additional Effective Date” shall have the meaning set forth in Section 7.11(b).

“Additional Guaranties” shall mean any one or more guarantees of any Additional Obligations of any Additional Credit Party by any other Additional Credit Party in favor of any Additional Secured Party.

“Additional Guarantor” shall mean any Additional Credit Party that at any time has provided an Additional Guaranty.

“Additional Hedging Party” shall mean any Additional Credit Facility Creditor or any Affiliate of any Additional Credit Facility Creditor, or any other Person designated by the Parent Borrower, in each case that has entered into a Hedging Agreement with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Additional Collateral Documents.

“Additional Indebtedness” shall mean any Additional Specified Indebtedness that (x) is permitted to be secured by a Lien on any Collateral by subsection 7.2 of the Term Loan Credit Agreement (regardless of whether the Term Loan Credit Agreement is then in effect) and (until the Discharge of Revolving Credit Obligations) by subsection 7.2 of the Revolving Credit Agreement and (y) is designated as “Additional Indebtedness” by the Parent Borrower pursuant to an Additional Indebtedness Designation and in compliance with the procedures set forth in Section 7.11, provided that such Additional Specified Indebtedness (i) has terms that taken as a whole are not materially more restrictive than those applicable to the Term Loan Credit Agreement and the Revolving Credit Agreement (as determined in good faith by the Parent Borrower) and (ii) has a final maturity that is after the final maturity of the Term Loan Credit Agreement.

“Additional Indebtedness Designation” shall mean a certificate of the Parent Borrower with respect to Additional Indebtedness, substantially in the form of Exhibit A.

“Additional Indebtedness Joinder” shall mean a joinder agreement executed by one or more Additional Agents in respect of any Additional Indebtedness subject to an Additional Indebtedness Designation on behalf of one or more Additional Creditors in respect of such Additional Indebtedness, substantially in the form of Exhibit B.

“Additional Obligations” shall mean all obligations of every nature of each Additional Credit Party from time to time owed to any Additional Agent, any Additional Creditors or any of them, including any Additional Bank Products Affiliates or Additional Hedging Parties, under any Additional Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Additional Credit Party, would have accrued on any Additional Obligation, whether or not a claim is allowed against such Additional Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Specified Indebtedness” shall mean any Indebtedness (as defined in the Term Loan Credit Agreement) that is or may from time to time be incurred by any Credit Party in compliance with subsection 7.1 of the Term Loan Credit Agreement (regardless of whether the Term Loan Credit Agreement is then in effect) and (until the Discharge of Revolving Credit Obligations) by subsection 7.1 of the Revolving Credit Agreement, other than any such Indebtedness so incurred pursuant to clause (b)(ii), (b)(iii) (but only any such Indebtedness incurred under the Senior Interim Loan Facility (as defined in the Term Loan Credit Agreement or the Revolving Credit Agreement, as applicable), the Existing Notes (as defined in the Term Loan Credit Agreement or the Revolving Credit Agreement, as applicable) and Refinancing Indebtedness (as defined in the Term Loan Credit Agreement or the Revolving Credit Agreement, as applicable) incurred in respect of Indebtedness under the Senior Interim Loan Facility, the Existing Notes or Indebtedness incurred in compliance with subsection 7.1(a)), (b)(vii), (b)(ix) (other than Indebtedness consisting of Special Purpose Financing Undertakings, as defined in the Term Loan Credit

Agreement or the Revolving Credit Agreement, as applicable) or (b)(xiii) of subsection 7.1 of the Term Loan Agreement and (until the Discharge of Revolving Credit Obligations) of subsection 7.1 of the Revolving Credit Agreement.

“Affiliate” shall mean with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agent” shall mean any Secured Party Agent.

“Agreement” shall have the meaning assigned thereto in the Preamble hereto.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide treasury or cash management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, netting, overdrafts and interstate depository network services).

“Bankruptcy Code” shall mean title 11 of the United States Code.

“Board of Directors” for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean any of the following:  (a) money, (b) securities issued or fully guaranteed or insured by the United States of America or a member state of The European Union or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any Term Loan Lender, Revolving Credit Lender or lender under any Additional Credit Facility or any affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500.0 million and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of The McGraw Hill Companies Inc.), and its successors (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc., and its successors (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (d) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (e) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act of 1940, as amended and (f) investments similar to any of the foregoing denominated in foreign currencies approved by the Board of Directors of the Parent Borrower.

“Collateral” shall mean all Property now owned or hereafter acquired by the Parent Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to any Agent under any of the Revolving Credit Collateral Documents, the Term Loan Collateral Documents or the Additional Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof, but excluding Revolving Credit Foreign Collateral.  For the avoidance of doubt, Collateral shall not include any Excluded Assets.

“Collateral Documents” shall mean the Term Loan Collateral Documents, the Revolving Credit Collateral Documents and the Additional Collateral Documents.

“Common Mortgaged Collateral” shall mean any Collateral consisting of real estate in which a security interest is created pursuant to a mortgage in favor of any Secured Party Agent for the benefit of the Secured Parties represented thereby and other Secured Parties, in each case as such mortgage may be amended, supplemented or replaced from time to time in connection with the grant of any Lien in such Collateral for the benefit of any Additional Secured Parties.

“Control Collateral” shall mean any Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party or any agent therefor.

“Credit Documents” shall mean the Revolving Credit Documents, the Term Loan Documents and any Additional Documents.

“Credit Parties” shall mean the Revolving Credit Parties, the Term Loan Credit Parties and any Additional Credit Parties.

“Creditor” shall mean any Secured Creditor.

“Discharge of Additional Obligations” shall mean, if any Indebtedness shall at any time have been incurred under any Additional Credit Facility, (a) the payment in full in cash of the applicable Additional Obligations that are outstanding and unpaid (including interest accruing on and after the commencement of any Insolvency Proceeding at the rate set forth in the applicable Additional Credit Facility) at the time all Additional Indebtedness under such Additional Credit Facility is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional Credit Facility (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the applicable Additional Credit Facility.

“Discharge of Revolving Credit Obligations” shall mean (a) the payment in full in cash of the applicable Revolving Credit Obligations that are outstanding and unpaid (including interest accruing on and after the commencement of any Insolvency Proceeding at the rate set forth in the applicable Revolving Credit Agreement) at the time all Indebtedness under the applicable Revolving Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Revolving Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit), and (b) the termination of all then outstanding commitments to extend credit under the Revolving Credit Documents.

“Discharge of Revolving Credit Obligations and Term Loan Obligations” shall mean shall mean that the Discharge of Revolving Credit Obligations and the Discharge of Term Loan Obligations shall both have occurred.

“Discharge of Secured Obligations” shall mean the occurrence of all of the Discharge of Term Loan Obligations, the Discharge of Revolving Credit Obligations and the Discharge of Additional Obligations.

“Discharge of Term Loan Obligations” shall mean (a) the payment in full in cash of the applicable Term Loan Obligations that are outstanding and unpaid (including interest accruing on and after the commencement of any Insolvency Proceeding at the rate set forth in the applicable Term Loan Credit Agreement) at the time all Indebtedness under the applicable Term Loan Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Term Loan Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the Term Loan Documents.

“Event of Default” shall mean an Event of Default under any Revolving Credit Agreement, any Term Loan Credit Agreement or any Additional Credit Facility.

“Excluded Assets” shall have the meaning set forth (i) prior to the Discharge of Revolving Credit Obligations and Term Loan Obligations, in the applicable Revolving Credit Collateral Documents and the applicable Term Loan Collateral Documents, and (ii) from and after the Discharge of Revolving Credit Obligations and Term Loan Obligations, in any applicable Additional Collateral Documents.  In addition, Excluded Assets shall include (a) from and after the Discharge of Term Loan Obligations, any cash provided with respect to amounts available to be drawn under outstanding letters of credit as contemplated by the definition of such term, unless and until any Term Loan Obligations shall be reinstated pursuant to Section 5.3, (b) from and after the Discharge of Revolving Credit Obligations, any cash provided with respect to amounts available to be drawn under outstanding letters of credit as contemplated by the definition of such term, unless and until any Revolving Credit Obligations shall be reinstated pursuant to Section 5.3, and (c) from and after any Discharge of Additional Obligations, any cash provided with respect to amounts available to be drawn under outstanding letters of credit as contemplated by the definition of such term, unless and until any applicable Additional Obligations shall be reinstated pursuant to Section 5.3.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a)           the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b)           the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)           the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)           the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)           the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)            the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)           the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)           the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral.

For the avoidance of doubt, filing a proof of claim in bankruptcy court or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Existing Notes Indenture” shall mean the Indenture between The ServiceMaster Company Limited Partnership, as issuer, and ServiceMaster Limited Partnership, as guarantor, and the Existing Notes Trustee, dated as of August 15, 1997, as supplemented by the First Supplemental Indenture thereto, between the same parties, dated as of August 15, 1997, the Second Supplemental Indenture thereto, between the Parent Borrower, as successor by merger to The ServiceMaster Company Limited Partnership and ServiceMaster Limited Partnership, and the Existing Notes Trustee, dated as of January 1, 1998, the Third Supplemental Indenture thereto, between the Parent Borrower and the Existing Notes Trustee, dated as of March 2, 1998 and the Fourth Supplemental Indenture, between the Parent Borrower and the Existing Notes Trustee, dated as of August 10, 1999, as in effect on the Closing Date.

“Existing Notes Trustee” shall mean The Bank of New York, successor to Harris Trust and Savings Bank, as trustee under the Existing Notes Indenture.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“Foreign Subsidiary” shall mean any Subsidiary of the Parent Borrower (x) that is organized and existing under the laws of any jurisdiction outside of the United States of America or (y) that is a Subsidiary of the Parent Borrower and has no material assets other than securities or Indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), and intellectual property relating to Foreign Subsidiaries (or Subsidiaries thereof) and other assets relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantor” shall mean any of the Revolving Credit Guarantors, the Term Loan Guarantors and any Additional Guarantors.

“Hedging Agreement” shall mean any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Holdings” means CDRSVM Holdings, Inc.

“Indebtedness” shall have the meaning assigned thereto in the Revolving Credit Agreement, the Term Loan Credit Agreement or any Additional Credit Facility, respectively, as applicable.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Lien Priority” shall mean, with respect to any Lien of the Revolving Credit Agent, the Revolving Creditors, the Term Loan Agent, the Term Loan Creditors, any Additional Agent or any Additional Creditors in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Maximum Aggregate Secured Amount” shall have the meaning assigned thereto in Section 2.6.

“Pari Passu Lien” shall mean a Lien granted (a) by a Term Loan Collateral Document to the Term Loan Agent, (b) by a Revolving Credit Collateral Document to the Revolving Credit Agent or (c) by an Additional Collateral Document to any Additional Agent.

“Party” shall mean any of the Revolving Credit Agent, the Term Loan Agent or any Additional Agent, and “Parties” shall mean all of the Revolving Credit Agent, the Term Loan Agent and any Additional Agent.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Recovery” shall have the meaning set forth in Section 5.3.

“Restricted Assets” shall mean any Equity Interests, indebtedness or other obligations of a Significant Subsidiary held by any Credit Party or any Principal Property of the Parent Borrower or a Significant Subsidiary.  For purposes of the foregoing definition, the terms “Equity Interests,” “Principal Property” and “Significant Subsidiary” are used as defined in the Existing Notes Indenture, and the terms “indebtedness” and “obligations” are used with the same meaning as such terms are used in Section 5.03(b) of the Existing Notes Indenture. It is understood and agreed that an asset of a Credit Party that is a Restricted Asset will cease to be a Restricted Asset (x) if the Existing Notes Indenture ceases to be in full force and effect as a result of the satisfaction and discharge thereof in accordance with its terms or (y) if such Credit Party grants a Lien to any Person on such asset resulting in the Existing Notes becoming equally and ratably secured by such asset pursuant to Section 5.03 of the Existing Notes Indenture, for so long as the Existing Notes are so secured.

“Restricted Assets Collateral Document” shall mean any Collateral Document to the extent  any Lien on any Restricted Asset is granted or purported to be granted thereunder to any Agent or other Secured Party.

“Revolving Credit Agent” shall have the meaning assigned thereto in the Preamble hereto and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any Revolving Credit Agreement.

“Revolving Credit Agreement” shall have the meaning assigned thereto in the Recitals hereto, together with any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Revolving Credit Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Revolving Credit Bank Products Affiliate” shall mean any Revolving Credit Lender or any Affiliate of any Revolving Credit Lender that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Revolving Credit Collateral Documents.

“Revolving Credit Borrowers” shall mean the U.S. Borrowers and any Revolving Credit Foreign Borrowers in their capacity as borrowers under any Revolving Credit Agreement.

“Revolving Credit Collateral Documents” shall mean all “Security Documents” as defined in the Revolving Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Revolving Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“Revolving Credit Documents” shall mean the Revolving Credit Agreement, the Revolving Credit Guaranties, the Revolving Credit Collateral Documents, any Bank Product Agreements between any Revolving Credit Party and any Revolving Credit Bank Products Affiliate, any Hedging Agreements between any Revolving Credit Party and any Revolving Credit Hedging Party, those other ancillary agreements as to which the Revolving Credit Agent or any Revolving Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Revolving Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Revolving Credit Agent, in connection with any of the foregoing or any Revolving Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“Revolving Credit Foreign Borrower” shall mean any Foreign Subsidiary of the Parent Borrower in its capacity as a borrower under any Revolving Credit Agreement.

“Revolving Credit Foreign Collateral” shall mean all Property now owned or hereafter acquired by any Revolving Credit Foreign Borrower, or any Revolving Credit Guarantor that is a Foreign Subsidiary, in or upon which a Lien is granted or purported to be granted to the Revolving Credit Agent under any of the Revolving Credit Collateral Documents to secure Revolving Credit Obligations of any Revolving Credit Foreign Borrower or any Revolving Credit Guaranty thereof, together with all rents, issues, profits, products, and Proceeds thereof.

“Revolving Credit Guaranties” shall have the meaning assigned thereto in the Recitals hereto.

“Revolving Credit Guarantors” shall mean the collective reference to Holdings and each Subsidiary of the Parent Borrower that at any time is a guarantor under any of the Revolving Credit Guaranties.

“Revolving Credit Hedging Party” shall mean any Revolving Credit Lender or any Affiliate of any Revolving Credit Lender, or any other Person designated by the Parent Borrower, in each case that has entered into a Hedging Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Revolving Credit Collateral Documents.

“Revolving Credit Lenders” shall have the meaning assigned thereto in the Preamble hereto.

“Revolving Credit Obligations” shall mean all obligations of every nature of each Revolving Credit Party from time to time owed to the Revolving Credit Agent, the Revolving Credit Lenders or any of them, any Revolving Credit Bank Products Affiliates or any Revolving Credit Hedging Parties, under any Revolving Credit Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Revolving Credit Party, would have accrued on any Revolving Credit Obligation, whether or not a claim is allowed against such Revolving Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Revolving Credit Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Revolving Credit Parties” shall have the meaning assigned thereto in the Recitals hereto.

“Revolving Credit Secured Parties” shall mean the Revolving Credit Agent and the Revolving Creditors.

“Revolving Creditors” shall have the meaning assigned thereto in the Preamble hereto and shall include all Revolving Credit Bank Product Affiliates and Revolving Credit Hedging Parties and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any Revolving Credit Agreement.

“Secured Creditors” shall mean the Revolving Creditors, the Term Loan Creditors and any Additional Creditor.

“Secured Debt” shall mean:

(1)           all Revolving Credit Obligations;

(2)           all Term Loan Obligations; and

(3)           any Additional Obligations of any Credit Party.

“Secured Debt Documents” shall mean the Term Loan Documents, the Revolving Credit Documents and any Additional Documents.

“Secured Obligations” shall mean the Term Loan Obligations, the Revolving Credit Obligations and any Additional Obligations.

“Secured Parties” shall mean, at any time, all of the Secured Party Agents and all of the Secured Creditors.

“Secured Party Agent” shall mean any of the Revolving Credit Agent, the Term Loan Agent or any Additional Agent.

“Secured Party Representative” shall mean the Secured Party Agent designated by the Secured Party Agents to act on behalf of the Secured Party Agents hereunder, acting in such capacity.  The Secured Party Representative shall initially be the Term Loan Agent.

“Subsidiary” of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock of each class having ordinary voting power or other equity interests is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

“Term Loan Agent” shall have the meaning assigned thereto in the Preamble hereto and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any Term Loan Credit Agreement.

“Term Loan Bank Products Affiliate” shall mean any Term Loan Lender or any Affiliate of any Term Loan Lender that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Term Loan Collateral Documents.

“Term Loan Collateral Documents” shall mean all “Security Documents” as defined in the Term Loan Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Loan Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“Term Loan Credit Agreement” shall have the meaning assigned thereto in the Recitals hereto, together with any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Term Loan Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Term Loan Credit Parties” shall have the meaning assigned thereto in the Recitals hereto.

“Term Loan Creditors” shall have the meaning assigned thereto in the Preamble hereto and shall include all Term Loan Bank Products Affiliates and Term Loan Hedging Parties and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any Term Loan Credit Agreement.

“Term Loan Documents” shall mean the Term Loan Credit Agreement, the Term Loan Guaranties, the Term Loan Collateral Documents, any Bank Product Agreements between any Term Loan Credit Party and any Term Loan Bank Products Affiliate, any Hedging Agreements between any Term Loan Credit Party and any Term Loan Hedging Party, those other ancillary agreements as to which the Term Loan Agent or any Term Loan Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Loan Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Loan Agent, in connection with any of the foregoing or any Term Loan Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“Term Loan Guaranties” shall have the meaning assigned thereto in the Recitals hereto.

“Term Loan Guarantors” shall mean, collectively, Holdings and each Subsidiary of the Parent Borrower that at any time is a guarantor under any of the Term Loan Guaranties.

“Term Loan Hedging Party” shall mean any Term Loan Lender or any Affiliate of any Term Loan Lender, or any other Person designated by the Parent Borrower, in each case that has entered into a Hedging Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Term Loan Collateral Documents.

“Term Loan Lenders” shall have the meaning assigned thereto in the Preamble hereto.

“Term Loan Obligations” shall mean all obligations of every nature of each Term Loan Credit Party from time to time owed to the Term Loan Agent, the Term Loan Lenders or any of them, any Term Loan Bank Products Affiliates or any Term Loan Hedging Party, under any Term Loan Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Loan Credit Party, would have accrued on any Term Loan Obligation, whether or not a claim is allowed against such Term Loan Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Term Loan Secured Parties” shall mean Term Loan Agent and the Term Loan Creditors.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3.   Rules of Construction.   Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE 2.

LIEN PRIORITY

Section 2.1.   Pari Passu Liens.

(a)           Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the fore-going) of any Liens granted to any Secured Party Agent or any Secured Creditors in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of any other Secured Party Agent or any other Secured Creditors in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of any Secured Debt Documents, (iv) whether any Secured Party Agent, in each case either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of any Secured Party Agent or any Secured Creditors securing any of the Secured Obligations are (x) subordinated to any Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Secured Party Agent or any Secured Party Creditor that secures all or any portion of the Secured Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Secured Party Agent or any other Secured Creditor that secures all or any portion of the Secured Obligations.

(b)           Notwithstanding any failure by any Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to any of the Secured Parties, the priority and rights as between the respective classes of Secured Parties with respect to the Collateral shall be as set forth herein.

(c)           The Term Loan Agent, for and on behalf of itself and the Term Loan Creditors, acknowledges and agrees that (x) concurrently herewith, the Revolving Credit Agent, for the benefit of itself and the Revolving Creditors, has been granted Pari Passu Liens upon all of the Collateral in which the Term Loan Agent has been granted Pari Passu Liens, and the Term Loan Agent hereby consents thereto, and (y) one or more Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, may be granted Pari Passu Liens upon all of the Collateral in which the Term Loan Agent has been granted Pari Passu Liens, and the Term Loan Agent hereby consents thereto.

(d)           The Revolving Credit Agent, for and on behalf of itself and the Revolving Creditors, acknowledges and agrees that (x) concurrently herewith, the Term Loan Agent, for the benefit of itself and the Term Loan Creditors, has been granted Pari Passu Liens upon all of the Collateral in which the Revolving Credit Agent has been granted Pari Passu Liens, and the Revolving Credit Agent hereby consents thereto, and (y) one or more Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, may be granted Pari Passu Liens upon all of the Collateral in which the Revolving Credit Agent has been granted Pari Passu Liens, and the Revolving Credit Agent hereby consents thereto.

(e)           Each Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, acknowledges and agrees that (x) concurrently herewith, each of the Term Loan Agent, for the benefit of itself and the Term Loan Creditors, and the Revolving Credit Agent, for the benefit of itself and the Revolving Creditors, has been granted Pari Passu Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents thereto, and (y) one or more other Additional Agents, each on behalf of itself and any Additional Creditors represented thereby, have been or may be granted Pari Passu Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents thereto.

(f)            The provision of pari passu and equal priority as between Liens of any Secured Party Agent and Liens of any other Secured Party Agent, in each case as set forth herein, shall not be deemed to provide that the Liens of any Secured Party Agent will be pari passu or of equal priority with the Liens of any other Person, or to subordinate any Liens of any Secured Party Agent to the Liens of any Person.

Section 2.2.   Waiver of Right to Contest Liens.   Except as may separately otherwise be agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability or perfection of the Liens of any other Secured Party Agent or any Secured Creditors represented by such other Secured Party Agent, or the provisions of this Agreement.  Except to the extent expressly set forth in this Agreement, or as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, agrees that none of such Secured Party Agent and Secured Creditors will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any other Secured Party Agent or any Secured Creditor represented by such other Secured Party Agent under any applicable Secured Debt Documents with respect to the Collateral.  Except to the extent expressly set forth in this Agreement, or as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, on behalf of itself and the Secured Creditors represented thereby, hereby waives any and all rights it or such Secured Creditors may have as a pari passu lien creditor or otherwise to contest, protest, object to or interfere with the manner in which any other Secured Party Agent or any Secured Creditor represented by such other Secured Party Agent seeks to enforce its Liens in any Collateral.

Section 2.3.   [Reserved].

Section 2.4.   Exercise of Rights.

(a)           Notice of Lien.  Except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that, until the Discharge of Secured Obligations, in connection with any Exercise of Secured Creditor Remedies by such Secured Party Agent or any such Secured Creditor with respect to any Collateral, such Secured Party Agent or Secured Creditor, as applicable, shall advise any purchaser or transferee of any Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any other Secured Party Agent and any Secured Creditors represented by such other Secured Party Agent and that such Liens shall continue as against the Collateral to be sold.  In addition, except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent agrees, for and on behalf of itself and the Secured Creditors represented thereby, that, until the Discharge of Secured Obligations, any notice of any proposed foreclosure or sale of any Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto, in each case by such Secured Party Agent or any such Secured Creditor, shall state prominently and clearly that the sale is subject to any prior Liens of any other Secured Party Agent and any Secured Creditors represented by such other Secured Party Agent and that such Liens shall continue as against the Collateral to be sold.

(b)           No Other Restrictions.  Except as expressly set forth in this Agreement, each Secured Party Agent and each Secured Creditor shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Section 4.1.  Each Secured Party Agent may enforce the provisions of the applicable Secured Debt Documents, and each Secured Party Agent may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and provisions of applicable law; provided, however, that each Secured Party Agent agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Credit Party; provided, further, however, that any Secured Party Agent’s failure to provide any such copies to any other such Party shall not impair any Secured Party Agent’s rights hereunder or under any of the applicable Secured Debt Documents.  Except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent agrees for and on behalf of itself and each Secured Creditor represented thereby that such Secured Party Agent and each such Secured Creditor will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Secured Party Agent or any Secured Creditor represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.

Section 2.5.   No New Liens.   Except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that:

(i)      no such Secured Party shall acquire or hold any Lien on any assets of any Credit Party (other than Excluded Assets or Revolving Credit Foreign Collateral) securing any Secured Obligation which assets are not also subject to the Lien of each other Secured Party Agent under the Secured Debt Documents, subject to the Lien Priority set forth herein; and

(ii)     if any such Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party (other than Excluded Assets or Revolving Credit Foreign Collateral) securing any Secured Obligation which assets are not also subject to the Lien of each other Secured Party Agent under the Secured Debt Documents, subject to the Lien Priority set forth herein, then such Secured Party Agent (or the relevant Secured Creditor) shall, without the need for any further consent of any other Secured Party and notwithstanding anything to the contrary in any other Secured Debt Document, be deemed to also hold and have held such lien for the benefit of each other Secured Party Agent as security for the other Secured Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Secured Party Agent in writing of the existence of such Lien;

provided that, at any Additional Agent’s option and with the Parent Borrower’s consent, some or all of the other Secured Party Agents may acquire and hold Liens on Restricted Assets that are not also subject to the Lien of such Additional Agent

Section 2.6.   Restricted Assets.

Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees and acknowledges that notwithstanding any other provision hereof, the maximum aggregate principal or face amount of Secured Obligations secured by Collateral constituting Restricted Assets shall be limited to the lesser of (A)(i)10% of Consolidated Net Worth as defined in, and determined as of the date hereof  in accordance with, the Existing Notes Indenture, less (ii) $10,000,000 and (B) such amount as is permitted  under Section 5.03 (b) of the Existing Notes Indenture to be secured without giving rise to a requirement that the Existing Notes be equally and ratably secured pursuant to Section 5.03 of the Existing Notes Indenture (the “Maximum Aggregate Secured Amount”); provided that

(x)            if the Existing Notes Indenture ceases to be in full force and effect as a result of the satisfaction and discharge thereof in accordance with its terms, then the principal or face amount of Secured Obligations that may be secured by such Collateral shall be equal to the aggregate principal or face amount of the Obligations outstanding, and

(y)           if any Credit Party grants a Lien to any Person on any of such Collateral resulting in the Existing Notes being equally and ratably secured by such Collateral pursuant to Section 5.03 of the Existing Notes Indenture, then the principal or face amount of Obligations that may be secured by the Pledged Collateral shall be equal to the aggregate principal or face amount of the Obligations outstanding for so long as the Existing Notes are so equally and ratably secured.

ARTICLE 3.

ACTIONS OF THE PARTIES

Section 3.1.           Certain Actions Permitted.  Each Secured Party Agent may make such demands or file such claims in respect of the Secured Obligations owed to such Secured Party Agent and the Secured Creditors represented thereby as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure at any time.

Section 3.2.           Agent for Perfection.

(a)           Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, agrees to hold all Cash Collateral and Control Collateral in its possession, custody, or control (or in the possession, custody, or control of agents or bailees therefor) as agent for the other Secured Parties solely for the purpose of perfecting the security interest granted to each other Secured Party Agent or Secured Party in such Cash Collateral and Control Collateral, subject to the terms and conditions of this Section 3.2.  Such Secured Party Agent shall not have any obligation whatsoever to the other Secured Parties to assure that such Cash Collateral and Control Collateral is genuine or owned by any Credit Party or any other Person or to preserve rights or benefits of any Person therein.  The duties or responsibilities of such Secured Party Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of such Cash Collateral and Control Collateral as agent for the other Parties for purposes of perfecting the Lien held by the Secured Parties.  Such Secured Party Agent is not and shall not be deemed to be a fiduciary of any kind for any Secured Party or any other Person.

(b)           Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, agrees to hold any Common Mortgaged Collateral held by it as agent for the other Secured Parties solely for the purpose of perfecting the security interest granted to each other Secured Party Agent or Secured Party in such Common Mortgaged Collateral, subject to the terms and conditions of this Section 3.2.  Such Secured Party Agent shall not have any obligation whatsoever to the other Secured Parties to assure that such Common Mortgaged Collateral is genuine or owned by any Credit Party or any other Person or to preserve rights or benefits of any Person therein.  The duties or responsibilities of such Secured Party Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of such Common Mortgaged Collateral as agent for the other Parties for purposes of perfecting the Lien held by the Secured Parties.  Such Secured Party Agent is not and shall not be deemed to be a fiduciary of any kind for any Secured Party or any other Person.

(c)           In the event that any Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then such Secured Party shall promptly pay over such Proceeds or Collateral to the Secured Party Representative in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1.

(d)           Each Secured Party Agent agrees that (i) until the Discharge of Term Loan Obligations, the Term Loan Agent shall hold all Cash Collateral, Control Collateral and Common Mortgaged Collateral held by the Secured Parties as agent for the other Secured Parties, (ii) after the Discharge of the Term Loan Obligations and until the Discharge of the Revolving Credit Obligations, the Revolving Credit Agent shall hold all Cash Collateral, Control Collateral and Common Mortgage Collateral held by the Secured Parties as agent for the other Secured Parties and (iii) after the Discharge of the Term Loan Obligations and the Discharge of the Revolving Credit Obligations, any Additional Agent may hold all Cash Collateral, Control Collateral and Common Mortgage Collateral held by the Secured Parties as agent for the other Secured Parties.

Section 3.3.           Sharing of Information and Access   In the event that any Secured Party Agent shall, in the exercise of its rights under the applicable Collateral Documents or otherwise, receive possession or control of any books and records of any Credit Party that contain information identifying or pertaining to the Collateral, such Secured Party Agent shall, upon request from any other Secured Party Agent, and as promptly as practicable thereafter, either make available to such Party such books and records for inspection and duplication or provide to such Party copies thereof.

Section 3.4.           Insurance   Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds.  The Secured Party Representative shall be named as additional insured or loss payee, as applicable with respect to all liability insurance policies relating to Collateral (as and to the extent provided in the relevant Collateral Document).  The Secured Party Representative shall have the sole and exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Collateral.  All proceeds of such insurance shall be remitted to the Secured Party Representative, and each other Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

Section 3.5.           No Additional Rights for the Credit Parties Hereunder   Except as provided in Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

ARTICLE 4.

APPLICATION OF PROCEEDS

Section 4.1.           Application of Proceeds.

(a)           Revolving Nature of Revolving Credit Obligations.  Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (i) the Revolving Credit Agreement includes (and future Additional Credit Facilities may include) a revolving commitment, that in the ordinary course of business the Revolving Credit Agent and the Revolving Lenders will (and any Additional Agent and Additional Creditors may) apply payments and make advances thereunder; (ii) the amount of the Revolving Credit Obligations or Additional Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Revolving Credit Obligations or Additional Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Revolving Credit Obligations or Additional Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the any other Secured Parties and without affecting the provisions hereof; provided, however, that from and after the date on which the Revolving Credit Agent or any Revolving Creditor (or any Additional Agent or Additional Creditor) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the Revolving Credit Agent or any such Revolving Creditor (or any such Additional Agent or Additional Creditor) shall be applied as specified in this Section 4.1.  The Lien Priority shall not be altered or otherwise affected by any amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the Term Loan Obligations, the Revolving Credit Obligations or any Additional Obligations, or any portion thereof.

(b)           Application of Proceeds of Collateral.  Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby agrees that, subject to Section 2.6, all Collateral, and all Proceeds thereof, received by any Secured Party Agent in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment, on a pro rata basis, of costs and expenses of each Secured Party Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment, on a pro rata basis, of the Secured  Obligations in accordance with the Secured Debt Documents until the Discharge of Secured Obligations shall have occurred, and third, the balance, if any, to the Credit Parties or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

provided, that any Collateral constituting Restricted Assets, and any Proceeds thereof, shall be so applied only up to an amount that does not in the aggregate exceed the Maximum Aggregate Secured Amount, and thereafter the balance of such Collateral and any Proceeds thereof shall be paid over to the applicable Credit Parties.

(c)           Limited Obligation or Liability.  In exercising remedies, whether as a secured creditor or otherwise, no Secured Party Agent shall have any obligation or liability (except as may be separately agreed by and between or among any applicable Secured Party Agents) to any other Secured Party, in each case regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Secured Party Agent under the terms of this Agreement.

Section 4.2.           Specific Performance.  Each Secured Party Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Credit Party shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it.  Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5.

INTERCREDITOR ACKNOWLEDGMENTS AND WAIVERS

Section 5.1.           [Reserved].

Section 5.2.           Modifications to Secured Debt Documents.

(a)           Except as may be separately otherwise agreed by and between or among any applicable Secured Party Agents, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that, without affecting the obligations of such Secured Parties hereunder, any other Secured Party Agent and any Secured Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Secured Party, amend, restate, supplement, replace, refinance, extend, consolidate, restructure or otherwise modify any of the Secured Debt Documents to which such other Secured Party Agent or any Secured Creditor represented thereby is party or beneficiary in any manner whatsoever, including to:

(i)      change the manner, place, time or terms of payment or renew, alter or increase all or any of the Secured Obligations or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Secured Obligations or any of the Secured Debt Documents;

(ii)     retain or obtain a Lien on any Property of any Person to secure any of the Secured Obligations, and in connection therewith to enter into any additional Secured Debt Documents;

(iii)    amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Secured Obligations;

(iv)    release its Lien on any Collateral or other Property;

(v)     exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi)    retain or obtain the primary or secondary obligation of any other Person with respect to any of the Secured Obligations; and

(vii)   otherwise manage and supervise the Secured Obligations as such other Secured Party Agent shall deem appropriate.

(b)           The Secured Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any Secured Debt Document) of, any Secured Party Agent or Secured Creditors, all without affecting the Lien Priorities provided for herein or the other provisions hereof; provided, however, that, if the indebtedness refinancing any such Secured Obligations is to constitute Secured Obligations, the holders of such refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the remaining Parties hereto shall reasonably request and in form and substance reasonably acceptable to such Parties, and any such refinancing transaction shall be in accordance with any applicable provisions of the Secured Debt Documents.  For the avoidance of doubt, the Secured Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any Secured Debt Document) of, any Secured Party Agent or Secured Creditors, through the incurrence of Additional Indebtedness, subject to Section 7.11.

Section 5.3.           Reinstatement and Continuation of Agreement.  If any Secured Party Agent or Secured Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the Secured Obligations (a “Recovery”), then the Secured Obligations shall be reinstated to the extent of such Recovery.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect in the event of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements and obligations of each Secured Party Agent and each Secured Creditor under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Secured Obligations.  No priority or right of any Secured Party Agent or any Secured Creditor shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Parent Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions or covenants of any of the Secured Debt Documents, regardless of any knowledge thereof which any Secured Party Agent or any Secured Creditor may have.

ARTICLE 6.

[RESERVED]

ARTICLE 7.

MISCELLANEOUS

Section 7.1.           [Reserved].

Section 7.2.           Further Assurances.   The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3.           Representations.   The Term Loan Agent represents and warrants to each other Secured Party Agent that it has the requisite power and authority under the Term Loan Documents to enter into, execute, deliver and carry out the terms of this Agreement on behalf of itself and the Term Loan Creditors.  The Revolving Credit Agent represents and warrants to each other Secured Party Agent that it has the requisite power and authority under the Revolving Credit Documents to enter into, execute, deliver and carry out the terms of this Agreement on behalf of itself and the Revolving Creditors.  Each Additional Agent represents and warrants to each other Secured Party Agent that it has the requisite power and authority under the applicable Additional Documents to enter into, execute, deliver and carry out the terms of this Agreement on behalf of itself and any Additional Creditors represented thereby.

Section 7.4.           Amendments.   No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by each Party (except as provided in Section 7.11 with respect to any Additional Indebtedness Joinder).  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, that changes, alters, modifies or otherwise adversely affects any power, privilege, right, remedy, liability or obligation of, or otherwise adversely affects in any manner, any Additional Agent that is not then a Party, or any Additional Creditor not then represented by an Additional

Agent that is then a Party (including but not limited to any change, alteration, modification or other adverse effect upon any power, privilege, right, remedy, liability or obligation of or other adverse effect upon any such Additional Agent or Additional Creditor that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Parent Borrower (regardless of whether any such Additional Agent or Additional Creditor ever becomes a Party or beneficiary hereof).  No amendment or waiver of any provision of this Agreement relating to any Restricted Assets (including without limitation Section 2.6, the provisos to Sections 2.5 and 4.1(b), the definitions of “Existing Notes Indenture,” “Existing Notes Trustee,” “Restricted Assets” and “Restricted Assets Collateral Documents,” and any definitions to the extent relating to any such provision or definition), and no consent to any departure by any Party hereto, that changes, alters, modifies or otherwise adversely affects any power, privilege, right, remedy, liability or obligation of , or otherwise adversely affects in any manner, the Parent Borrower or any of its Subsidiaries, shall be effective unless it is consented to in writing by the Parent Borrower.

Section 7.5.           Addresses for Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  The addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 7.5) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Term Loan Agent:                                                                                                                                               Citibank, N.A.
390 Greenwich Street
New York, New York  10013
Attention:  Carl S. Cho
Facsimile:  (866) 492-5916
Telephone:  (212) 723-9295

Revolving Credit Agent:                                                                                                              Citibank, N.A.
390 Greenwich Street
New York, New York  10013
Attention:  Carl S. Cho
Facsimile:  (866) 492-5916
Telephone:  (212) 723-9295

Any Additional Agent:                                                                                                                    As set forth in the Additional Indebtedness Joinder executed and delivered by such Additional Agent pursuant to Section 7.11.

Section 7.6.           No Waiver; Remedies.   No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7.           Continuing Agreement; Transfer of Secured Obligations.   This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of Secured Obligations shall have occurred, subject to Section 5.3, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns.  Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10.  All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding.  Without limiting the generality of the foregoing clause (c), any Secured Party Agent or Secured Creditor may assign or otherwise transfer all or any portion of the Secured Obligations to any other Person (other than any Credit Party or any Affiliate of any Credit Party and any Subsidiary of any Credit Party), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to such Secured Party Agent or Secured Creditor herein or otherwise.  The Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8.           Governing Law; Entire Agreement.   The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9.           Counterparts.   This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof; each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10.        No Third-Party Beneficiaries.   This Agreement is solely for the benefit of the Secured Party Agents and the Secured Creditors, except as provided in the following sentence.  No other Person (including any Credit Party or any Affiliate of any Credit Party or any Subsidiary of any Credit Party) shall be deemed to be a third-party beneficiary of this Agreement, except that Parent Borrower shall be a third-party beneficiary of this Agreement solely for the purposes of (x) the second and third sentences of Section 7.4 and (y) Section 7.11.

Section 7.11.        Designation of Additional Indebtedness; Joinder of Additional Agents.

(a)           The Parent Borrower may designate any Additional Indebtedness complying with the requirements of the definition thereof as Additional Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i)      one or more Additional Agents for one or more Additional Creditors in respect of such Additional Indebtedness shall have executed the Additional Indebtedness Joinder with respect to such Additional Indebtedness, and the Parent Borrower or any such Additional Agent shall have delivered such executed Additional Indebtedness Joinder to the Term Loan Agent, the Revolving Credit Agent and any other Additional Agent then party to this Agreement;

(ii)     at least five Business Days prior to delivery of the Additional Indebtedness Joinder, the Parent Borrower shall have delivered to the Term Loan Agent, the Revolving Credit Agent and any other Additional Agent then party to this Agreement complete and correct copies of any Additional Credit Facility, Additional Guaranties and Additional Collateral Documents that will govern such Additional Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii)    the Parent Borrower shall have executed and delivered to the Term Loan Agent, the Revolving Credit Agent and any other Additional Agent then party to this Agreement the Additional Indebtedness Designation with respect to such Additional Indebtedness;

(iv)    all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Additional Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to the Term Loan Agent, the Revolving Credit Agent and any other Additional Agent then party to this Agreement; and

(v)     no Event of Default shall have occurred and be continuing.

(b)           Upon satisfaction of the conditions specified in the preceding Section 7.11(a), the designated Additional Indebtedness shall constitute “Additional Indebtedness,” any Additional Credit Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional Credit Facility,” any holder of such Additional Indebtedness or other applicable Additional Creditor shall constitute an “Additional Creditor,” and any Additional Agent for any such Additional Creditor shall constitute an “Additional Agent” for all purposes under this Agreement.  The date on which such conditions specified in clause (a) shall have been satisfied with respect to any Additional Indebtedness is herein called the “Additional Effective Date” with respect to such Additional Indebtedness.  Prior to the Additional Effective Date with respect to any Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed not to take into account such Additional Indebtedness, and the rights and obligations of the Term Loan Agent, the Revolving Credit Agent and each other Additional Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is not then designated.  On and after the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the rights and obligations of the Term Loan Agent, the Revolving Credit Agent and each other Additional Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is then designated.

(c)           In connection with any designation of Additional Indebtedness pursuant to this Section 7.11, each of the Term Loan Agent, the Revolving Credit Agent and each Additional Agent then party hereto agrees (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to any Term Loan Collateral Documents, Revolving Credit Collateral Documents or Additional Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral, Cash Collateral and Common Mortgaged Collateral, and to make or consent to any filings or take any other actions, as may be reasonably deemed by the Parent Borrower to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by the applicable Additional Indebtedness Designation delivered pursuant to this  Section 7.11 and by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Indebtedness pursuant to this Section 7.11 (including, without limitation, if requested, by executing an acknowledgment of any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).

Section 7.12.        Headings.   The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.13.        Severability.   If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.14.        Attorneys’ Fees.   The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.15.        Venue; Jury Trial Waiver.

(a)           EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURED DEBT DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.16.        Intercreditor Agreement.  This Agreement is the Intercreditor Agreement referred to in the Term Loan Credit Agreement, the Revolving Credit Agreement and each Additional Credit Facility.

Section 7.17.        No Warranties or Liability.   Each Party acknowledges and agrees that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other Term Loan Document, any other Revolving Credit Document or any other Additional Document.  Except as otherwise provided in this Agreement, each Party will be entitled to manage and supervise its respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.18.        Conflicts.   In the event of any conflict between the provisions of this Agreement and the provisions of any Term Loan Document, any Revolving Credit Document or any Additional Document, the provisions of this Agreement shall govern.

Section 7.19.        Information Concerning Financial Condition of the Credit Parties.   Each Party hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the Term Loan Obligations, the Revolving Credit Obligations or any Additional Obligations, as applicable.  Each Party hereby agrees that no Party shall have any duty to advise any other Party of information known to it regarding such condition or any such circumstances.  In the event any Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Party to this Agreement, it shall be under no obligation (a) to provide any such information to such other Party or any other Party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

[Signature pages follow]

IN WITNESS WHEREOF, the Term Loan Agent, for and on behalf of itself and the Term Loan Creditors, and the Revolving Credit Agent, for and on behalf of itself and the Revolving Creditors, have caused this Agreement to be duly executed and delivered as of the date first above written.

CITIBANK, N.A., in its capacity as Term Loan Agent

By:	/s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director

CITIBANK, N.A., in its capacity as Revolving Credit Agent

By:	/s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director

ACKNOWLEDGMENT

Each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the Term Loan Agent, the Term Loan Creditors, the Revolving Credit Agent, the Revolving Creditors, any Additional Agent and any Additional Creditors, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement, except as expressly provided in Section 7.10.

CREDIT PARTIES:
CDRSVM HOLDING, INC.

	By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Vice President and Treasurer

THE SERVICEMASTER COMPANY

	By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Chief Financial Officer

	By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Senior Vice President & Treasurer

INSTAR SERVICES GROUP, INC.

By:	/s/ David J. Demos
Name: David J. Demos
Title: Chief Executive Officer, President & Secretary

By:	/s/ Richard J. Augustine
Name: Richard J. Augustine
Title: Treasurer

INSTAR SERVICES GROUP, L.P.

By:	INSTAR SERVICES MANAGEMENT, LLC, its general partner

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Senior Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

INSTAR SERVICES HOLDINGS, LLC

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Senior Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

INSTAR SERVICES MANAGEMENT, LLC

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Senior Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

MERRY MAIDS LIMITED PARTNERSHIP

By:	MM MAIDS L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Vice President & Treasurer

MM MAIDS L.L.C.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Vice President & Treasurer

SERVICEMASTER CONSUMER SERVICES, INC.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: President & Chief Operating Officer

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

SERVICEMASTER CONSUMER SERVICES
LIMITED PARTNERSHIP

By:	SERVICEMASTER CONSUMER SERVICES, INC., its general partner

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: President & Chief Operating Officer

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

SERVICEMASTER HOLDING CORPORATION

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP

By:	SM CLEAN L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

SM CLEAN L.L.C.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

TERMINIX INTERNATIONAL, INC.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Treasurer

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

By:	TERMINIX INTERNATIONAL, INC.,
its general partner

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Treasurer

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

TRUGREEN COMPANIES L.L.C.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Treasurer

TRUGREEN, INC.

By:	/s/ Jim L. Kaput
Name: Jim L. Kaput
Title: Senior Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

TRUGREEN LANDCARE L.L.C.

By:	/s/ Ernest J. Mrozek
Name: Ernest J. Mrozek
Title: Executive Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Vice President & Assistant Treasurer

TRUGREEN LIMITED PARTNERSHIP

By:	TRUGREEN, INC., its general partner

By:	/s/ Jim Kaput
Name: Jim Kaput
Title: Senior Vice President

By:	/s/ Eric Zarnikow
Name: Eric Zarnikow
Title: Assistant Treasurer

EXHIBIT A

ADDITIONAL INDEBTEDNESS DESIGNATION

DESIGNATION dated as of _______ __, 2___, by [THE SERVICEMASTER COMPANY, a Delaware corporation](1) (the “Parent Borrower”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as of July 24, 2007, between Citibank, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Revolving Credit Agent”) for the Revolving Credit Lenders and Citibank, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Loan Agent”) for Term Loan Lenders.(2)

Reference is made to that certain [insert name of Additional Credit Facility], dated as of _______ __, 2___ (the “Additional Credit Facility”), among [list any applicable Credit Party], [list Additional Creditors] [and Additional Agent, as agent (the “Additional Agent”)].(3)

Section 7.11 of the Intercreditor Agreement permits the Parent Borrower to designate Additional Indebtedness under the Intercreditor Agreement.  Accordingly:

Section 1.  Representations and Warranties.  The Parent Borrower hereby represents and warrants to the Revolving Credit Agent, the Term Loan Agent, and any Additional Agent that:

(1)           the Additional Indebtedness incurred or to be incurred under the Additional Credit Facility constitutes “Additional Indebtedness” which complies with the definition of such term in the Intercreditor Agreement;

(2)           all conditions set forth in Section 7.11 of the Intercreditor Agreement with respect to the Additional Indebtedness have been satisfied; and

(3)           on the date hereof there does not exist, and after giving effect to the designation of such Additional Indebtedness there will not exist, any Event of Default.

Section 2.  Designation of Additional Indebtedness.  The Parent Borrower hereby designates such Additional Indebtedness as Additional Indebtedness under the Intercreditor Agreement.

(1)             Revise as appropriate to refer to any permitted successor or assign.

(2)             Revise as appropriate to refer to any successor Revolving Credit Agent or Term Loan Agent and to add reference to any previously added Additional Agent.

(3)             Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[THE SERVICEMASTER COMPANY]

By:
Name:
Title:

ii

EXHIBIT B

ADDITIONAL INDEBTEDNESS JOINDER

JOINDER, dated as of _______________, 2___, among CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Revolving Credit Agent”)(4) for the Revolving Credit Lenders, CITIBANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Loan Agent”)(5) for the Term Loan Lenders, [list any previously added Additional Agent] [and insert name of each Additional Agent under any Additional Credit Facility being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of July 24, 2007 (as amended, modified or supplemented from time to time, the “Intercreditor Agreement”) among the Revolving Credit Agent, [and] the Term Loan Agent [and (list any previously added Additional Agent)].  Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Credit Facility], dated as of _______ __, 2___ (the “Additional Credit Facility”), among [list any applicable Credit Party], [list any applicable Additional Creditors (the “Joining Additional Creditors”)] [and insert name of each applicable Additional Agent (the “Joining Additional Agent”)].(6)

Section 7.11 of the Intercreditor Agreement permits the Parent Borrower to designate Additional Indebtedness under the Intercreditor Agreement.  The Parent Borrower has so designated Additional Indebtedness incurred or to be incurred under the Additional Credit Facility as Additional Indebtedness by means of an Additional Indebtedness Designation.

Accordingly, [the Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,](7) hereby agrees with the Revolving Credit Agent, the Term

(4)             Revise as appropriate to refer to any successor Revolving Credit Agent.

(5)             Revise as appropriate to refer to any successor Term Loan Agent.

(6)             Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.

(7)             Revise as appropriate to refer to any Additional Agent being added hereby and any Additional Creditors represented thereby.

Loan Agent and any other Additional Agent party to the Intercreditor Agreement as follows:

Section 1.  Agreement to be Bound.  The [Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,](8) hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Additional Effective Date, be deemed to be a party to the Intercreditor Agreement.

Section 2.  Recognition of Claims.  (a) The Revolving Credit Agent (for itself and on behalf of the Revolving Creditors), the Term Loan Agent (for itself and on behalf of the Term Loan Creditors) and [each of] the Additional Agent[s](for itself and on behalf of any Additional Creditors represented thereby) hereby agree that the interests of the respective Secured Parties in the Liens granted to the Revolving Credit Agent, the Term Loan Agent, or any Additional Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including without limitation any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the Revolving Credit Agent, the Term Loan Agent, any Additional Agent or any Secured Party may be entitled or subject.  The Revolving Credit Agent (for itself and on behalf of the Revolving Creditors), the Term Loan Agent (for itself and on behalf of the Term Loan Creditors), and any Additional Agent party to the Intercreditor Agreement (for itself and on behalf of any Additional Creditors represented thereby) (a) recognize the existence and validity of the Additional Obligations represented by the Additional Credit Facility, and (b) agree to refrain from making or asserting any claim that the Additional Credit Facility or other applicable Additional Documents are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.  The [Joining Additional Agent (for itself and on behalf of the Joining Additional Creditors] (a) recognize[s] the existence and validity of the Revolving Credit Obligations represented by the Revolving Credit Agreement and the existence and validity of the Term Loan Obligations represented by the Term Loan Credit Agreement(9) and (b) agree[s] to refrain from making or asserting any claim that the Revolving Credit Agreement, the Term Loan Credit Agreement or other Revolving Credit Documents or Term Loan Documents,(10) as

(8)             Revise references throughout as appropriate to refer to the party or parties being added.

(9)             Add reference to any previously added Additional Credit Facility and related Additional Obligations as appropriate.

(10)       Add reference to any previously added Additional Credit Facility and related Additional Documents as appropriate.

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the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3.  Notices.  Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Additional Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 4.  Miscellaneous.  THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

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